UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2005

SYBRON DENTAL SPECIALTIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16057	33-0920985
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 West Collins Avenue, Orange, California	92867
(Address of principal executive offices)	(Zip Code)

(714) 516-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations

On November 14, 2005, Sybron Dental Specialties, Inc. issued a press release announcing its preliminary results of operations for the quarter ended September 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

The following exhibit is being furnished herewith:

99.1	Press Release dated November 14, 2005 announcing the results of operations for the quarter ended September 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYBRON DENTAL SPECIALTIES, INC.

Date: November 21, 2005	By:	/s/ Stephen J. Tomassi
	Name:	Stephen J. Tomassi
	Title:	Vice President-General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Sybron Dental Specialties, Inc. dated November 14, 2005 announcing financial results for the quarter ended September 30, 2005.